UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934

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HARMONY MERGER CORP.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARMONY MERGER CORP.

777 Third Avenue, 37th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2017

TO THE STOCKHOLDERS OF HARMONY MERGER CORP.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Harmony Merger Corp. (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. EST on March 27, 2017 at the offices of the Company’s counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174, for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 27, 2017 to July 27, 2017 (the “Extended Date”); and

●	to elect one member of the Company’s board of directors (the “Board”) as a Class A director, to hold office until the third succeeding annual meeting and until his successor is duly elected and qualified (the “Director Election Proposal”).

The Extension Amendment and the Director Election Proposal are more fully described in the accompanying proxy statement.

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Director Election Proposal is to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

As previously reported, on January 7, 2017, the Company entered into an Agreement and Plan of Reorganization (the “Amalgamation Agreement”) by and the Company Harmony, Harmony Merger Sub (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario and a wholly owned subsidiary of the Company (“Merger Sub”), Customer Acquisition Network (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario (“Customer Acquisition”), and the shareholders of Customer Acquisition. On February 23, 2017, the Company received a notice from Customer Acquisition terminating the Amalgamation Agreement. On February 24, 2017, the Company issued a press release and disputed effectiveness of the termination. The Company and Customer Acquisition have reached an amicable resolution of this dispute and agree that the Amalgamation Agreement was terminated effective February 23, 2017.

The Company’s prospectus for its initial public offering (“IPO”) and its amended and restated certificate of incorporation (“charter”) provided that the Company has only until March 27, 2017 to complete a business combination. Given the termination of the Amalgamation Agreement described above, there is not sufficient time before March 27, 2017 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company has executed a non-binding letter of intent to acquire NextDecade, LLC. NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the Rio Grande LNG project (“RGLNG”) located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (FERC) in April 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed more than 30 million tons LNG per annum of non-binding customer commitments to date, indicating strong market interest. The proposed all-stock transaction is initially valued at $1.0 billion, with additional stock consideration to be paid upon achievement of certain milestones by NextDecade; the pro forma enterprise value of the combined entity is expected to exceed $1.10 billion at closing.  Assuming no conversions by holders of public shares (defined below), the Company’s current stockholders will own approximately 13.4% of the combined company immediately following the transaction. The parties agreed to work exclusively with each other for 30 days in order to execute a definitive merger agreement.  Completion of the transaction is subject to the negotiation and execution of a definitive merger agreement, satisfaction of the conditions therein, approval of the transaction by the Company’s stockholders, receipt of regulatory approval and stockholders of the Company representing no less than $25 million of the funds held in the Company’s trust account (defined below) electing not to convert their shares into a pro rata portion of the funds held in such trust account in connection with the proposed transaction. Accordingly, there can be no assurance that a definitive merger agreement will be entered into or that the proposed transaction will be consummated.  Notwithstanding that the Company is requesting stockholders to approve an extension of time to complete an initial business combination through the Extended Date, if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

The holders of shares of common stock issued in the Company’s IPO (the “public shares”) who vote either for or against the Extension Amendment may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”). The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the annual meeting. The closing price of the Company’s common stock on March 7, 2017 was $10.195. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.015 more than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares with the aggregate amount then on deposit in the trust account and (iii) thereafter seek to dissolve and liquidate as described in more detail in this proxy statement.

The affirmative vote of at least 65% of the Company’s outstanding common stock will be required to approve the Extension Amendment.

If the Extension Amendment is approved, stockholders will also be asked to elect one member to the Board as a Class A director. If the Extension Amendment is not approved, the Director Election Proposal will not be presented as we will be forced to dissolve and liquidate.

The Company’s board of directors has fixed the close of business on March 7, 2017 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof.  Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Company’s board of directors has determined that (i) the Extension Amendment proposal is fair to and in the best interests of the Company and its stockholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” such proposal; and (ii) recommends that you vote or give instruction to vote “FOR” the election of the director nominee named in this proxy statement.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment and the Director Election Proposal and the annual meeting.  Whether or not you plan to attend the annual meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

March 13, 2017	By Order of the Board of Directors

Eric S. Rosenfeld
Chairman of the Board and Chief Executive Officer

Your vote is important.  Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the annual meeting.  If you are a stockholder of record, you may also cast your vote in person at the annual meeting.  If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the annual meeting by obtaining a proxy from your brokerage firm or bank.  Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 27, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/harmonymergercorp/2017.

HARMONY MERGER CORP.

777 Third Avenue, 37th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2017

PROXY STATEMENT

Harmony Merger Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on March 27, 2017, at the offices of the Company’s counsel, Graubard Miller, 405 Lexington Avenue, 11th Floor, New York, New York 10174.

The Company’s annual reports for the fiscal years ended December 31, 2016 and 2015 (the “Annual Reports”), which contain the Company’s audited financial statements for 2016 and 2015, are enclosed with this proxy statement.

At the annual meeting, the following proposals will be considered and voted upon:

●	a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from March 27, 2017 to July 27, 2017 (the “Extended Date”); and

●	a proposal to elect one member of the Company’s board of directors (the “Board”) as a Class A director, to hold office until the third succeeding annual meeting and until his successor is duly elected and qualified (the “Director Election Proposal”).

The purpose of the Extension Amendment is to allow the Company more time to complete an initial business combination. The purpose of the Director Election Proposal is to satisfy certain listing requirements of The Nasdaq Stock Market (“Nasdaq”).

As previously reported, on January 7, 2017, the Company entered into an Agreement and Plan of Reorganization (the “Amalgamation Agreement”) by and the Company Harmony, Harmony Merger Sub (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario and a wholly owned subsidiary of the Company (“Merger Sub”), Customer Acquisition Network (Canada) Inc., a corporation incorporated under the laws of the Province of Ontario (“Customer Acquisition”), and the shareholders of Customer Acquisition. On February 23, 2017, the Company received a notice from Customer Acquisition terminating the Amalgamation Agreement. On February 24, 2017, the Company issued a press release and disputed effectiveness of the termination. The Company and Customer Acquisition have reached an amicable resolution of this dispute and agree that the Amalgamation Agreement was terminated effective February 23, 2017.

The Company’s prospectus for its initial public offering (“IPO”) and its amended and restated certificate of incorporation (“charter”) provided that the Company has only until March 27, 2017 to complete a business combination. Given the termination of the Amalgamation Agreement described above, there is not sufficient time before March 27, 2017 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate a business combination to the Extended Date.

The Company has executed a non-binding letter of intent to acquire NextDecade, LLC. NextDecade is a liquefied natural gas (“LNG”) development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the Rio Grande LNG project (“RGLNG”) located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the Federal Energy Regulatory Commission (FERC) in April 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed more than 30 million tons LNG per annum of non-binding customer commitments to date, indicating strong market interest. The proposed all-stock transaction is initially valued at $1.0 billion, with additional stock consideration to be paid upon achievement of certain milestones by NextDecade; the pro forma enterprise value of the combined entity is expected to exceed $1.10 billion at closing.  Assuming no conversions by holders of public shares (defined below), the Company’s current stockholders will own approximately 13.4% of the combined company immediately following the transaction. The parties agreed to work exclusively with each other for 30 days in order to execute a definitive merger agreement.  Completion of the transaction is subject to the negotiation and execution of a definitive merger agreement, satisfaction of the conditions negotiated therein, approval of the transaction by the Company’s stockholders, receipt of regulatory approval and stockholders of the Company representing no less than $25 million of the funds held in the Company’s trust account (defined below) electing not to convert their shares into a pro rata portion of the funds held in such trust account in connection with the proposed transaction. Accordingly, there can be no assurance that a definitive merger agreement will be entered into or that the proposed transaction will be consummated.  Notwithstanding that the Company is requesting stockholders to approve an extension of time to complete an initial business combination through the Extended Date, if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

The holders of shares of common stock issued in the IPO (the “public shares”) who vote either for or against the Extension Amendment may elect to convert their public shares into their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension is implemented (the “Conversion”).

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Approval of the Extension Amendment is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment is approved, the amount remaining in the trust account may be only a small fraction of the approximately $117.5 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete a proposed business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment proposal is not approved, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s stockholders prior to the IPO (the “initial stockholders”) have waived their rights to participate in any liquidation distribution with respect to the 3,026,250 shares acquired by them prior to the IPO (“insider shares”) as well as the shares (“private shares”) included in the 508,500 units (“private placement units”) purchased by them simultaneously with the IPO. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event we wind up.

If the Company liquidates, Eric S. Rosenfeld has agreed that he will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.21 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, Mr. Rosenfeld will not be responsible to the extent of any liability for such third party claims. Furthermore, he will not be personally liable to our public stockholders and instead will only have liability to us. There is no assurance, however, that he will be able to satisfy those obligations to us. Based on the cash available to the Company outside of its trust account for working capital and the Company’s outstanding expenses owed to all creditors (both those that have signed trust fund waivers and those that have not), it is not anticipated that Mr. Rosenfeld will have any indemnification obligations. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be $10.21, plus interest. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than $10.21, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations have been and will continue to be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment proposal is approved, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the converted public shares and (ii) deliver to the holders of such converted public shares their pro rata portion of the Withdrawal Amount.  The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date.  Holders of public shares who vote at the annual meeting and do not convert their public shares now will retain their conversion rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment is approved.

The record date for the annual meeting is March 7, 2017.  Record holders of shares of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting.  On the record date, there were 15,084,750 outstanding shares of Company common stock, including 11,500,000 outstanding public shares.  The Company’s warrants do not have voting rights.

This proxy statement contains important information about the annual meeting and the proposals.  Please read it carefully and vote your shares.

This proxy statement is dated March 13, 2017 and is first being mailed to stockholders, along with the Annual Reports, on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss.  They do not contain all of the information that may be important to you.  You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A. The Company is a blank check company formed in 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In March 2015, the Company consummated its IPO from which it derived gross proceeds of $115,000,000. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, March 27, 2017). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this annual meeting.

Q.	What is being voted on?

A.   You are being asked to vote on

●     a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date; and

●     a proposal to elect one member of the Board as a Class A director, to hold office until the third succeeding annual meeting and until his successor is duly elected and qualified.

Approval of the Extension Amendment is a condition to the implementation of the Extension.

If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of converted public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

If the Extension Amendment proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $117.5 million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

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If the Extension Amendment proposal is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment proposal is not approved, the Director Election Proposal will not be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the annual meeting.

The holders of the insider shares and private shares have waived their rights to participate in any liquidation distribution with respect to such shares.  There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Eric S. Rosenfeld has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

Q.	Why is the Company proposing the Extension Amendment proposal?

A.  The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before March 27, 2017.  As we explain below, the Company will not be able to complete a business combination by that date.

As previously reported, on January 7, 2017, the Company entered into the Amalgamation Agreement by and among the Company, Merger Sub, Customer Acquisition, and the shareholders of Customer Acquisition. On February 23, 2017, the Company received a notice from Customer Acquisition terminating the Amalgamation Agreement. On February 24, 2017, the Company issued a press release and disputed effectiveness of the termination. The Company and Customer Acquisition have reached an amicable resolution of this dispute and agree that the Amalgamation Agreement was terminated effective February 23, 2017.

Based on the foregoing, the Company will not be able to consummate an initial business combination by March 27, 2017. Accordingly, the Company has determined to seek stockholder approval to extend the date by which the Company has to complete a business combination.

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The Company believes that given the Company’s expenditure of time, effort and money on searching for a proposed business combination, circumstances warrant providing public stockholders an opportunity to consider a proposed business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment to extend the Company’s corporate existence until the Extended Date.

The Company has executed a non-binding letter of intent to acquire NextDecade, LLC. NextDecade is a LNG development company focused on LNG export projects and associated pipelines in the State of Texas. NextDecade’s first proposed LNG export facility, the RGLNG located in Brownsville, Texas, along with the associated Rio Bravo pipeline originating in the Agua Dulce market area, is well-positioned among the second wave of U.S. LNG projects. NextDecade submitted its pre-filing request to the FERC in April 2015 and filed its formal application in May 2016. The company has robust commercial offtake and gas supply strategies in place, and has signed more than 30 million tons LNG per annum of non-binding customer commitments to date, indicating strong market interest. The proposed all-stock transaction is initially valued at $1.0 billion, with additional stock consideration to be paid upon achievement of certain milestones by NextDecade; the pro forma enterprise value of the combined entity is expected to exceed $1.10 billion at closing.  Assuming no conversions by holders of public shares, the Company’s current stockholders will own approximately 13.4% of the combined company immediately following the transaction. The parties agreed to work exclusively with each other for 30 days in order to execute a definitive merger agreement.  Completion of the transaction is subject to the negotiation and execution of a definitive merger agreement, satisfaction of the conditions negotiated therein, approval of the transaction by the Company’s stockholders, receipt of regulatory approval and stockholders of the Company representing no less than $25 million of the funds held in the Company’s trust account electing not to convert their shares into a pro rata portion of the funds held in such trust account in connection with the proposed transaction. Accordingly, there can be no assurance that a definitive merger agreement will be entered into or that the proposed transaction will be consummated.  Notwithstanding that the Company is requesting stockholders to approve an extension of time to complete an initial business combination through the Extended Date, if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if one is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Extension Amendment?

A.  The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment to extend the date by which the Company has to complete a business combination until the Extended Date and to allow for the Conversion. The Extension would give the Company additional time to complete a business combination.

Given the Company’s expenditure of time, effort and money searching for a potential business combination to date, circumstances warrant providing those who believe they might find any new potential business combination to be an attractive investment with an opportunity to consider such transaction, inasmuch as the Company is also affording stockholders who wish to convert their public shares as originally contemplated, the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

Q.	Why is the Company proposing the Director Election proposal?

A.  On January 5, 2017, Harmony received a notice from the Listing Qualifications Department of Nasdaq stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2015, as required by Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). Accordingly, Harmony is proposing the Director Election proposal to regain compliance with the Nasdaq Listing Rules.

In addition to sending stockholders this proxy statement, we are sending stockholders our Annual Reports covering the fiscal years ended December 31, 2015 and 2016 so that the Company may discuss with stockholders the financial statements of both years.

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Q.	How do the Company’s insiders intend to vote their shares?

A.  All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment proposal and in favor of the election of the director nominee named in this proxy statement.

The Company’s directors, executive officers and their respective affiliates are not entitled to convert any shares in connection with the Extension Amendment. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 3,026,250 insider shares and 508,500 private shares, representing approximately 23.4% of the Company’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

The Company’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and/or elected to convert their shares.  Any public shares held by or subsequently purchased by affiliates of the Company will be voted in favor of the Extension Amendment proposal and the election of the director nominee named in this proxy statement.

Q.	What vote is required to adopt each proposal?

A.  Extension Amendment. Approval of the Extension Amendment will require the affirmative vote of holders of at least 65% of the Company’s outstanding common stock on the record date.

Director Election Proposal. The nominee that receives the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as director. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as director.

Q.	What if I don’t want to vote for the Extension Amendment proposal or the director nominee?

A.  If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against the proposal.  If the Extension Amendment is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the converting or non-voting holders.

If you do not want the director nominee named in this proxy statement to be elected, you must abstain, not vote or vote against the proposal and/or nominee.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a business combination.

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Q.	What happens if the Extension Amendment is not approved?

A.  If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their insider shares and private shares.  There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Eric S. Rosenfeld has agreed to advance the Company the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is not approved, the Director Election Proposal will not be submitted to stockholders for a vote as we will be dissolving and liquidating promptly after the annual meeting.

Q.	If the Extension Amendment proposal is approved, what happens next?

A.  If the Extension Amendment is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date; provided that if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination.

The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded.

If the Extension Amendment proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors, initial stockholders and their affiliates.

Q.	Would I still be able to exercise my conversion rights if I vote against any subsequently proposed business combination?	A. Unless you elect to convert your shares, you will be able to vote on any subsequently proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to convert your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the amended and restated certificate.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the annual meeting or by voting in person at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company located at 777 Third Avenue, 37th Floor, New York, New York 10017, Attn: Corporate Secretary.

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Q.	How are votes counted?

A.  Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of common stock as of the record date. The nominee that receives the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as director.

With respect to the Extension Amendment proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.   If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.  If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items.  Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms.  These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions.  On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Any shares not voted “FOR” the director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A.  No. Your broker can vote your shares only if you provide instructions on how to vote.  You should instruct your broker to vote your shares.  Your broker can tell you how to provide these instructions.

Q.	What is a quorum requirement?

A.  A quorum of stockholders is necessary to hold a valid meeting.  A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, a majority of the votes present at the annual meeting may adjourn the annual meeting to another date.

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Q.	Who can vote at the annual meeting?

A.  Only holders of record of the Company’s common stock at the close of business on March 7, 2017 are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof.  On this record date, 15,084,750 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.  If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the annual meeting or vote by proxy.  Whether or not you plan to attend the annual meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the board recommend voting for the approval of the Extension Amendment and the Director Election Proposal?	A. Yes. After careful consideration of the terms and conditions of these proposals, the board of directors of the Company has determined that the Extension Amendment and Director Election Proposal are fair to and in the best interests of the Company and its stockholders. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Amendment proposal and the election of the director nominee named in this proxy statement.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?	A. The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of insider shares and private shares and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting—Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Amendment? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Amendment under the DGCL.

Q.	What happens to the Company’s warrants if the Extension Amendment is not approved?	A. If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

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Q.	What happens to the Company’s warrants if the Extension Amendment proposal is approved?	A. If the Extension Amendment proposal is approved, the Company will continue to attempt to consummate a business combination until the Extended Date. The warrants will remain outstanding in accordance with their terms. The warrants will become exercisable commencing 30 days after the consummation of any business combination on or prior to the Extended Date.

Q.	What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.  If you are a holder of record of Company common stock, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting.  Whether or not you plan to attend the annual meeting in person, we urge you to vote by proxy to ensure your vote is counted.  You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.  You may still attend the annual meeting and vote in person if you have already voted by proxy.

If your shares of Company common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the annual meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I convert my shares of Company common stock?

A.  If the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension.

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Q.	What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q.	Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.  If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

Attn: David D. Sgro

Telephone: (212) 319-7676

or

MacKenzie Partners Inc.

105 Madison Avenue

New York, NY 10016

Tel: (800) 322-2885

Fax: (212) 929-0308

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements.  You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words.  You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders.  However, there may be events in the future that we are not able to predict accurately or over which we have no control.  The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

We are a Delaware company incorporated on March 21, 2014 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On March 27, 2015, we consummated our IPO of 11,500,000 units, including 1,500,000 units that were subject to the underwriters’ over-allotment option, with each unit consisting of one share of common stock and one redeemable warrant to purchase one share of common stock.  The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000.

Prior to our IPO, in May 2014, our officers, directors and their affiliates purchased an aggregate of 2,875,000 insider shares from us for an aggregate purchase price of $25,000. In November 2014, we effected a stock dividend of approximately 0.05 shares of common stock for each outstanding share of common stock, resulting in our initial stockholders owning an aggregate of 3,026,250 insider shares. In November and December 2014 and January and March 2015, our initial stockholders transferred shares amongst themselves, all for the same effective purchase price that the transferees paid for such shares, to effectuate economic arrangements between the parties.

Simultaneous with the consummation of the IPO, we consummated the private placement of 558,500 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $5,585,000. The private placement units were purchased by the initial stockholders and Cantor Fitzgerald & Co., the representative of the underwriters in the IPO.  The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.  As of the record date, the Company had approximately $117.5 million of cash in the trust account.

The mailing address of the Company’s principal executive office is 777 Third Avenue, 37th Floor, New York, New York 10017, and its telephone number is (212) 319-7676.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date so as to give the Company more time to complete an initial business combination. The Extension Amendment is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment, are entitled to convert all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension is implemented.   We will not proceed with the Extension if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal, after taking into account the Conversion.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.21 at the time of the annual meeting. The closing price of the Company’s common stock on March 7, 2017 was $10.195. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.015 more than if he sold his stock in the open market. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

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Reasons for the Proposal

The Company’s IPO prospectus and charter provided that the Company had until March 27, 2017 to complete a business combination. The Company and its officers and directors agreed that it would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless it provided dissenting holders of public shares with the right to seek conversion of their public shares in connection therewith. Because the Company will not be able to complete an initial business combination by March 27, 2017, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond March 27, 2017 to the Extended Date.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest but net of franchise and income taxes payable, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment is not approved, the Director Election Proposal will not be presented to stockholders.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares and private shares.  There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event we wind up.  The Company will pay the costs of liquidation from its remaining assets outside of the trust account.  If such funds are insufficient, Eric S. Rosenfeld has agreed to advance it the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment of such expenses.

If the Extension Amendment proposal is Approved

If the Extension Amendment proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will then continue to attempt to consummate a business combination until the Extended Date; provided that if the Company is unable to enter into a definitive agreement for an initial business combination by April 27, 2017, it will promptly file the necessary proxy materials with the SEC to seek stockholder approval to dissolve and liquidate or to have holders agree to a further extension of time to complete an initial business combination. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock and warrants will remain publicly traded during this time.  The terms of the warrants will continue in accordance with their terms, with the warrants becoming exercisable upon the consummation of any business combination on or prior to the Extended Date.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to convert your public shares, you will retain the right to vote on any proposed business combination when and if it is submitted to stockholders and the right to convert your public shares into a pro rata portion of the trust account in the event the proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value.  The Company cannot predict the amount that will remain in the trust account if the Extension Amendment proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $117.5 million that was in the trust account as of the record date.  However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment proposal.

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Conversion Rights

If the Extension Amendment proposal is approved, and the Extension is implemented, each public stockholder may seek to convert his public shares for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. If you exercise your conversion rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares.

To demand conversion, you must check the box on the proxy card provided for that purpose and return the proxy card in accordance with the instructions provided, and, at the same time, elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, Mzimkind@continentalstock.com, prior to the vote for the Extension Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System. You will only be entitled to receive cash in connection with a conversion of these shares if you continue to hold them until the effective date of the Extension Amendment and Conversion. The requirement for physical or electronic delivery prior to the vote at the annual meeting ensures that a converting holder’s election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the annual meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to convert may be unable to meet the deadline for tendering their shares before exercising their conversion rights and thus will be unable to convert their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment will not be converted into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to convert its shares, the stockholder may withdraw the tender. If you delivered your shares for conversion to our transfer agent and decide prior to the vote at the annual meeting not to convert your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the meeting as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for conversion in connection with the vote to approve the Extension Amendment would receive payment of the conversion price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are converted for cash or returned to such stockholders.

If properly demanded, the Company will convert each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of the record date, this would amount to approximately $10.21 per share. The closing price of the Company’s common stock on March 7, 2017 was $10.195. Accordingly, if the market price were to remain the same until the date of the meeting, exercising conversion rights would result in a public stockholder receiving approximately $0.015 more than if he sold his stock in the open market.

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THE DIRECTOR ELECTION PROPOSAL

Election of Directors

Our board of directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The term of office of the Class A director, consisting of Leonard B. Schlemm, will expire at this annual meeting of stockholders. The term of office of the Class B directors, currently consisting of Adam J. Semler and John P. Schauerman, will expire at the next annual meeting to be held in 2017 in connection with any vote on a proposed business combination. The term of office of the Class C directors, currently consisting of Eric S. Rosenfeld and Thomas Kobylarz, will expire at the annual meeting of stockholders to be held in 2018.

At the annual meeting, one Class A director will be elected to the Company’s board of directors to serve for the ensuing three-year period or until his successor is elected and qualified or his earlier resignation or removal. The board of directors has determined to nominate Mr. Leonard B. Schlemm for election as the Class A director. If the proposed nominee is elected, the directors of the Company will be as follows:

●	in Class B to stand for reelection in 2017 (in connection with any proposed initial business combination): Adam J. Semler and John P. Schauerman;

●	in Class C to stand for reelection in 2018: Eric S. Rosenfeld and Thomas Kobylarz; and

●	in Class A to stand for reelection in 2019: Leonard B. Schlemm.

Notwithstanding the foregoing, the Company intends to hold the 2017 meeting in connection with seeking approval of a proposed initial business combination. At this meeting, among other proposals, the Company will submit a new slate of directors for election and will submit a proposal to adjust the classification of its board of directors. Accordingly, it is likely that the directors of the Company as set forth above will not hold office for the full terms described herein.

The election of directors requires a plurality vote of the shares of common stock present in person or represented by proxy and entitled to vote at the annual meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the nominee. In case the nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Information About Executive Officers, Directors and Nominees

If the proposed nominee is elected, the Company’s directors and executive officers will be as follows:

Name	Age	Position
Eric S. Rosenfeld	59	Chairman of the Board and Chief Executive Officer
David D. Sgro	40	Chief Operating Officer
Thomas Kobylarz	39	Chief Financial Officer and Director
John P. Schauerman	60	Director
Adam J. Semler	52	Director
Leonard B. Schlemm	64	Director

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Eric S. Rosenfeld has served as our chairman of the board and chief executive officer since our inception. Mr. Rosenfeld previously served as the chairman of the board and chief executive officer of Quartet Merger Corp., a blank check company (“Quartet”), from its inception in April 2013 until its merger with Pangaea Logistics Ltd. (“Pangaea”) in October 2014, and has served as a director of Pangaea since such time. Mr. Rosenfeld was chairman of the board and chief executive officer of Trio Merger Corp. (“Trio”) from its inception in June 2011 until its merger with SAExploration Holdings Inc. (“SAE”) in June 2013 and served as a director of SAE from that time until July 2016. Mr. Rosenfeld has been the president and chief executive officer of Crescendo Partners, L.P., a New York-based investment firm, since its formation in November 1998. He has also been the senior managing member of Crescendo Advisors II LLC, the entity providing the Company with general and administrative services, since its formation in August 2000. From April 2006 until July 2008, Mr. Rosenfeld served as the chairman of the board, chief executive officer and president of Rhapsody Acquisition Corp. (“Rhapsody”), an OTCBB-listed blank check company. Rhapsody completed its business combination in July 2008 with Primoris Services Corporation and is now listed on the NASDAQ Stock Market. Mr. Rosenfeld served as a director of that company from the completion of its business combination in July 2008 until May 2014. From its inception in April 2004 until June 2006, he was the chairman of the board, chief executive officer and president of Arpeggio Acquisition Corp. (“Arpeggio”), an OTCBB-listed blank check company. Arpeggio completed its business combination in June 2006 with Hill International, now listed on the NYSE. Mr. Rosenfeld served as a director of Hill International, Inc. from the time of the business combination until June 2010. Mr. Rosenfeld is currently chairman of the board of CPI Aerostructures, Inc. a NYSE MKT-listed company engaged in the contract production of structural aircraft parts principally for the U.S. Air Force and other branches of the U.S. armed forces. He became a director in April 2003 and chairman in January 2005. Mr. Rosenfeld has also served on the board of Cott Corporation, a NYSE-listed beverage company, since June 2008. Since December 2012, Mr. Rosenfeld has been a board member of Absolute Software Corporation, a Toronto Stock Exchange listed provider of security and management for computers and ultra-portable devices.

Prior to forming Crescendo Partners, Mr. Rosenfeld had been managing director at CIBC Oppenheimer and its predecessor company Oppenheimer & Co., Inc. since 1985. He was also chairman of the board of Spar Aerospace Limited, a company that provides repair and overhaul services for aircraft and helicopters used by governments and commercial airlines, from May 1999 through November 2001, until its sale to L-3 Communications. He served as a director of Hip Interactive, a Toronto Stock Exchange-listed company that distributed and developed electronic entertainment products, from November 2004 until July 2005. Mr. Rosenfeld also served as a director of AD OPT Technologies Inc., which was a Toronto Stock Exchange-listed company from April 2003 to November 2004, when it was acquired by Kronos Inc. Mr. Rosenfeld also served as a director and head of the special committee of Pivotal Corporation, a Canadian-based customer relations management software company that was sold to Chinadotcom in February 2004. He was a director of Sierra Systems Group, Inc., a Toronto Stock Exchange-listed information technology, management consulting and systems integration firm based in Canada from October 2003 until its sale in January 2007. From October 2005 through March 2006, Mr. Rosenfeld was a director of Geac Computer Corporation Limited, a Toronto Stock Exchange and NASDAQ-listed software company, which was acquired by Golden Gate Capital. He was also a director of Emergis Inc., a Toronto Stock Exchange-listed company that enables the electronic processing of transactions in the finance and healthcare industries, from July 2004 until its sale to Telus Corporation in January 2008. Mr. Rosenfeld also served on the board of Matrikon Inc. a Toronto Stock Exchange-listed provider of solutions for industrial intelligence, from July 2007 until its sale to Honeywell International, Inc. in June 2010. He was also a member of the board of Dalsa Corporation, a Toronto Stock Exchange-listed company that designs and manufactures digital imaging products, from February 2008 until its sale to Teledyne in February 2011. From October 2005 until its final liquidation in December 2012, he was the chairman of the board of Computer Horizons Corp., quoted on the OTCBB, that, before the sale of the last of its operating businesses in February 2007 (at which time it was NASDAQ-listed), provided information technology professional services with a concentration in sourcing and managed services.

Mr. Rosenfeld is a regular guest lecturer at Columbia Business School and has served on numerous panels at Queen’s University Business Law School Symposia, McGill Law School, the World Presidents’ Organization and the Value Investing Congress. He is a senior faculty member at the Director’s College. He has also been a regular guest host on CNBC. Mr. Rosenfeld received an A.B. in economics from Brown University and an M.B.A. from the Harvard Business School.

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We believe Mr. Rosenfeld is well-qualified to serve as a member of the board due to his public company experience, operational experience, experience in prior blank check offerings, such as Arpeggio, Rhapsody, Trio and Quartet, and his business contacts.

David D. Sgro, CFA, has served as our chief operating officer since our inception and served as a director from our inception until his resignation as a director on August 10, 2016. Mr. Sgro served as Quartet’s chief financial officer, secretary and a member of its board of directors from April 2013 until its merger with Pangaea in October 2014 and has served as a director of Pangaea since such time. Mr. Sgro served as Trio’s chief financial officer, secretary, and a member of its board of directors from its inception in June 2011, until its merger with SAE in June 2013 and served as a director of SAE from that time through June 2016. From April 2006 to July 2008, Mr. Sgro served as the chief financial officer of Rhapsody and from July 2008 to May 2011, Mr. Sgro served as a director of Primoris. Mr. Sgro has been a Senior Managing Director of Crescendo Partners, L.P. since December 2008 and has held numerous positions with Crescendo Partners since May 2005. Mr. Sgro also serves on the board of Imvescor Restaurant Group, a TSX listed restaurant franchisor; Hill International, Inc., a NYSE listed construction project management company; and BSM Technologies Inc., a TSX listed GPS enabled fleet management company. Mr. Sgro served on the board of Bridgewater Systems, Inc., a TSX listed telecommunications software company, from June 2008 until its sale to Amdocs in August 2011 and COM DEV International Ltd., a global designer and manufacturer of space hardware from April 2013 until its sale to Honeywell in February 2016. From August 2003 to May 2005, Mr. Sgro attended Columbia Business School. From June 1998 to May 2003, he worked as an analyst and then senior analyst at Management Planning, Inc., a firm engaged in the valuation of privately held companies. Simultaneously, Mr. Sgro worked as an associate with MPI Securities, Management Planning, Inc.’s boutique investment banking affiliate. From June 2004 to August 2004, Mr. Sgro worked as an analyst at Brandes Investment Partners. Mr. Sgro received a B.S. in Finance from The College of New Jersey and an M.B.A. from Columbia Business School. In 2001, he became a Chartered Financial Analyst (CFA) Charterholder. Mr. Sgro is a regular guest lecturer at The College of New Jersey and Columbia Business School.

We believe Mr. Sgro is well-qualified to serve as a member of our board due to his public company experience, operational experience and experience in prior blank check offerings, such as Rhapsody, Trio and Quartet.

Thomas Kobylarz has served as our Chief Financial Officer since our inception and a director since August 2016. Since March 2014, Mr. Kobylarz has served as the Chief Financial Officer and Chief Compliance Officer of Crescendo Partners, L.P. From January 2009 to September 2013, Mr. Kobylarz served as the Chief Financial Officer and also served as the Chief Operating Officer from January 2009 through December 2011 of Saiers Capital, LLC (formerly Alphabet Management, LLC), a multi-strategy derivatives and volatility-focused manager. From July 2004 to January 2009, Mr. Kobylarz was at Merrill Lynch & Co. where he held various positions in the Prime Brokerage division of Global Capital Markets and Investment Banking and most recently served as a Vice President. From October 2002 to June 2004, Mr. Kobylarz was at Bear, Stearns, & Co. where he served as a relationship manager in their Prime Brokerage division. From September 1999 to September 2002, Mr. Kobylarz was employed at Rothstein, Kass & Co. where he served as a senior accountant, managing the tax and audit work for hedge fund clients. Mr. Kobylarz earned a B.A. in Accounting from Lehigh University in 1999.

John P. Schauerman has served as a director since July 2014. Mr Schauerman has been a director of Primoris since November 2016. Mr. Schauerman served as executive vice president, corporate development of Primoris from February 2009 to May 2013, and served as a Director of Primoris from July 2008 to May 2013. He served as the chief financial officer of Primoris from February 2008 to February 2009. He also served as a director of Primoris and its predecessor entity from 1993 to July 2008. He joined Primoris’ wholly-owned subsidiary, ARB, Inc., in 1993, as senior vice president. In his current role, he is responsible for developing and integrating Primoris’ overall strategic plan, including the evaluation and structuring of new business opportunities and acquisitions. Prior to joining ARB, Inc., he was senior vice president of Wedbush Morgan Securities. Mr. Schauerman received a B.S. in Electrical Engineering from UCLA and an M.B.A. from Columbia Business School.

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We believe Mr. Schauerman is well-qualified to serve as a member of our board due to his public company experience, operational experience and contacts and his prior experience with Quartet.

Adam J. Semler has served as a director since July 2014. Mr. Semler joined York Capital Management, an investment management fund, in 1995 and held several positions with the firm, most recently holding the position of chief operating officer and member of its managing partner until he retired in December 2011. While at York Capital Management, he was responsible for all financial operations of the firm. During this time, he also served as chief financial officer and secretary of York Enhanced Strategies Fund, LLC, a closed ended mutual fund. Previously, he was at Granite Capital International Group, an investment management firm, where Mr. Semler was responsible for the accounting and operations function for its equity products. He also previously worked as a senior accountant at Goldstein, Golub, Kessler & Co., where Mr. Semler specialized in the financial services industry, as well as a senior accountant at Berenson, Berenson, Adler. Mr. Semler is a C.P.A. and received a B.B.A. from Emory University.

We believe Mr. Semler is well-qualified to serve as a member of our board due to his financial and accounting expertise.

Leonard B. Schlemm has served as a director since July 2014. Mr. Schlemm has served as the chairman of Myca Health Inc., a medical software company focused on primary care practices across the United States, since May 2013 and a member of its board since 2008. Mr. Schlemm is also the co-founder and a board member in a number of fitness center companies across Canada and Europe, including The Atwater Club (since February 2002) and The Mansfield Clubs (since 2005). He also served as chairman of the board of AD OPT Technologies from November 2002 until April 2004. From November 1999 until its merger with Net pulse Communications and E-Zone Networks in November 2000, he served as chairman of the board of Xystos Media Networks, an interactive media company with three million users under long-term contract. Mr. Schlemm was a co-founder of 24 Hour Fitness, one of the world’s largest privately owned and operated fitness center chains, sold to private equity investors in June 2014 for $1.9 billion, and was its chairman from September 1986 until July 1997. From June 1996 to January 1999, Mr. Schlemm served as a member of the board of directors of Forza Limited, a European fitness equipment distribution company. Mr. Schlemm was a member of the board of directors of Arpeggio from its inception in April 2004 until its merger in June 2006 and was a member of the board of directors of Rhapsody from its inception in April 2006 until its merger in July 2008. Mr. Schlemm received a Bachelor of Commerce degree from McGill University (great distinction) and an M.B.A. from Harvard University (with distinction). He also received his Chartered Accountant designation in Canada in 1975.

We believe Mr. Schlemm is well-qualified to serve as a member of our board due to his operational experience and contacts and his prior experience with Arpeggio and Rhapsody.

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Corporate Governance Matters

Meetings and Committees of the Board of Directors of the Company

During the fiscal years ended December 31, 2016 and 2015, the Company’s board of directors held 7 and 4 meetings, respectively. The Company expects its directors to attend all board and any meetings of committees of which they are members and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each of the Company’s current directors attended all of the meetings of the board and meetings of committees of which he was a member in fiscal year 2016 and 2015. Although the Company does not have any formal policy regarding director attendance at stockholder meetings, the Company will attempt to schedule its meetings so that all of its directors can attend.

The Company has a separately standing audit committee, nominating committee and compensation committee.

Independence of Directors

The Company adheres to the rules of Nasdaq in determining whether a director is independent. The board of directors of the Company consults with its counsel to ensure that the board’s determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards define an “independent director” as a person, other than an executive officer of a company or any other individual having a relationship which, in the opinion of the issuer’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Messrs. John P. Schauerman, Adam J. Semler and Leonard B. Schlemm are the independent directors of the Company. The Company’s independent directors have meetings at which only independent directors are present to the extent they desire to do so.

Board Leadership Structure and Role in Risk Oversight

Currently, Eric S. Rosenfeld serves as the Company’s Chairman of the Board and Chief Executive Officer. The Company’s board of directors’ primary function is one of oversight. Its board of directors as a whole has responsibility for risk oversight and reviews management’s risk assessment and risk management policies and procedures. Its audit committee discusses with management the Company’s major financial risk exposures and the committee reports findings to the Company’s board of directors in connection with its risk oversight review.

Audit Committee Information

Effective March 23, 2015, the Company established an audit committee of the board of directors, which consists of Messrs. John P. Schauerman, Adam J. Semler and Leonard B. Schlemm. Each member of the audit committee is independent under the applicable Nasdaq listing standards. The audit committee has a written charter. The purpose of the audit committee is to appoint, retain, set compensation of, and supervise the Company’s independent accountants, review the results and scope of the audit and other accounting related services and review the Company’s accounting practices and systems of internal accounting and disclosure controls.

The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in the Company’s Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

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●	monitoring the independence of the Company’s independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by the Company’s management team in identifying potential target businesses.

During the fiscal years ended December 31, 2016 and 2015, the Company’s audit committee held 4 and 3 meetings, respectively. Each of the Company’s audit committee members attended all of the meetings of the audit committee in fiscal year 2016 and 2015.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors,” as defined for audit committee members under the Nasdaq listing standards and the rules and regulations of the SEC, who are “financially literate,” as defined under Nasdaq’s listing standards. Nasdaq’s listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, the Company must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Adam J. Semler satisfies Nasdaq’s definition of financial sophistication and also qualifies as an “audit committee financial expert” as defined under rules and regulations of the SEC.

Independent Auditors’ Fees

The firm of Marcum LLP (“Marcum”) acts as the Company’s independent registered public accounting firm. Representatives of Marcum will be present at the annual meeting of stockholders and they will be available to respond to appropriate questions submitted by stockholders regarding the company’s financial statements for the years ended December 31, 2015 and 2016 at the meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

During the fiscal years ended December 31, 2016 and 2015, audit fees for our independent registered public accounting firm were $52,182 and $93,325, respectively.

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Audit-Related Fees

During the fiscal years ended December 31, 2016 and 2015, audit-related fees for our independent registered public accounting firm were $0 and $0, respectively.

Tax Fees

During the fiscal years ended December 31, 2016 and 2015, fees for tax services for our independent registered public accounting firm were $1,236 and $2,060, respectively.

All Other Fees

During the fiscal years ended December 31, 2016 and 2015, fees for other services were $0 and $0, respectively.

Audit Committee Pre-Approval Policies and Procedures

Since the Company’s audit committee was not formed until March 23, 2015, the audit committee did not pre-approve all of the foregoing services although any services rendered prior to the formation of the Company’s audit committee were approved by the Company’s board of directors. However, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, before the Company engages the independent accountant to render audit or non-audit services on a going-forward basis, the engagement will be approved by the audit committee.

Audit Committee Report

The Company’s audit committee is responsible for supervising the Company’s independent accountants, reviewing the results and scope of the audit and other accounting related services and reviewing the Company’s accounting practices and systems of internal accounting and disclosure controls, among other things. These responsibilities include reviewing and discussing with management and the independent auditor the annual audited financial statements. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The audit committee has reviewed and discussed the audited financial statements for the years ended December 31, 2015 and 2016 with the Company’s management and Marcum, the Company’s independent registered public accounting firm. The audit committee has also discussed with Marcum the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding “Communication with Audit Committees.”

The audit committee also has received and reviewed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the audit committee concerning independence, and has discussed with Marcum its independence from the Company.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the financial statements referred to above be included in the Company’s annual reports on Form 10-K for the years ended December 31, 2015 and 2016.

Members of the Audit Committee:
John P. Schauerman
Adam J. Semler
Leonard B. Schlemm

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Code of Ethics

On March 23, 2015, the Company’s board of directors adopted a code of ethics that applies to the Company’s executive officers, directors and employees. The code of ethics codifies the business and ethical principles that governs aspects of the Company’s business. The Company will provide, without charge, upon request, copies of its code of ethics. Requests for copies of the Company’s code of ethics should be sent in writing to Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.

Nominating Committee Information

Effective March 23, 2015, the Company established a nominating committee of the board of directors, which consists of Messrs. John P. Schauerman, Adam J. Semler and Leonard B. Schlemm. Each of the members of the nominating committee is independent under the applicable Nasdaq listing standards. The nominating committee has a written charter. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Company’s board of directors. During the fiscal years ended December 31, 2016 and 2015, the Company’s nominating committee did not meet. However, the Company’s nominating committee met one time in 2017 to approve the nominee for election at this meeting.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Stockholders who wish to recommend a candidate for election to the board of directors in 2018 should send their letters to Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017, Attention: Nominating committee. The Company’s secretary will promptly forward all such letters to the members of the nominating committee. The secretary must receive the stockholder’s letter no later than thirty days after the end of the Company’s fiscal year and the letter must contain the information described in the nominating committee charter.

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Compensation Committee Information

Effective as of March 23, 2015, the Company established a compensation committee of the board of directors, which consists of Messrs. John P. Schauerman, Adam J. Semler and Leonard B. Schlemm. Each of the members of the compensation committee is independent under the applicable Nasdaq listing standards. The compensation committee has a written charter. The compensation committee’s duties, which are specified in the compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Company’s Chief Executive Officer’s compensation, evaluating the Company’s Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Company’s Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of the Company’s other executive officers;

●	reviewing the Company’s executive compensation policies and plans;

●	implementing and administering the Company’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, other than the $12,500 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of the Company’s existing stockholders, including the Company’s directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on the date of the IPO through the acquisition of a target business, we will pay Crescendo Advisors II, LLC, an entity controlled by Eric S. Rosenfeld, a fee of $12,500 per month for providing us with office space and certain office and secretarial services. However, this arrangement is solely for our benefit and is not intended to provide Mr. Rosenfeld compensation in lieu of a salary. Other than the $12,500 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee. Messrs. Schauerman, Semler and Schlemm have engaged in certain related party transactions with the Company as more fully described in the section entitled “Certain Relationships and Related Person Transactions.”

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Compensation Discussion and Analysis

The policies of the Company with respect to the compensation of its executive officers is administered by the Company’s board in consultation with its compensation committee (as described above) and in accordance with the applicable Nasdaq listing standards. Notwithstanding the foregoing, as indicated above, other than the $12,500 per month administrative fee, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of the Company’s existing stockholders, including the Company’s directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination.

The compensation policies followed by the Company after consummation of a business combination will be intended to provide for compensation that is sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. It is anticipated that performance-based and equity-based compensation will be an important foundation in executive compensation packages as the Company believes it is important to maintain a strong link between executive incentives and the creation of stockholder value. The Company believes that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating and retaining high-quality executives.

Compensation Committee Report

The independent directors of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the independent members of the board recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted, John P. Schauerman Adam J. Semler Leonard B. Schlemm

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Related Person Policy

Our Code of Ethics, which we adopted upon consummation of the IPO, requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial stockholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated stockholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors, special advisors or initial stockholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate the consummation of a business combination.

Related Person Transactions

Insider Shares

In May 2014, our initial stockholders purchased an aggregate of 2,875,000 insider shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. On November 7, 2014, we effected a stock dividend of approximately 0.05 shares of common stock for each outstanding share of common stock, resulting in our initial stockholders owning an aggregate of 3,026,250 insider shares. In November and December 2014 and January and March 2015, our initial stockholders transferred shares amongst themselves, all for the same effective purchase price that the transferees paid for such shares, to effectuate economic arrangements between the parties.

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The insider shares are identical to the shares of common stock included in the units sold in the IPO. However, the initial stockholders have agreed (A) to vote their insider shares (as well as any shares acquired after the IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the amended and restated memorandum and articles of association with respect to pre-business combination activities prior to the consummation of such a business combination unless the Company provides dissenting public stockholders with the opportunity to convert their public shares into the right to receive cash from the trust account in connection with any such vote, (C) not to convert any insider shares (as well as any other shares acquired after the IPO) into the right to receive cash from the trust account in connection with a stockholder vote to approve a proposed initial business combination (or sell any shares they hold to the Company in a tender offer in connection with a proposed initial business combination) or a vote to amend the provisions of the amended and restated memorandum and articles of association relating to stockholders’ rights or pre-business combination activity and (D) that the insider shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. Additionally, the insider shares were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of initial business combination and the date on which the closing price of shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of initial business combination, or earlier, in either case, if, subsequent to initial business combination, the Company consummates a liquidation, merger, stock exchange or other similar transaction which results in all stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Units

Simultaneous with the consummation of the IPO, we consummated the private placement of 558,500 private placement units at a price of $10.00 per private placement unit, generating total proceeds of $5,585,000. The private placement units were purchased by the initial stockholders and Cantor Fitzgerald & Co.

We have agreed with each of DKU 2013 LLC, Halcyon Master Fund L.P., Covalent Capital Partners Master Fund, L.P., Jeff Hastings and Leonard Schlemm, each a purchaser of private placement units, not to enter into, without the prior consent of 2/3 in value of such holders, prior to the consummation of an initial business combination, any letter or similar agreement with any other investor or prospective investor that has the direct or indirect effect of establishing terms, rights, or benefits for such new investor (or any affiliate or associate thereof) in a manner more favorable to such new investor than the terms, rights, and benefits established in favor of the foregoing purchasers. If we receive approval from the above-referenced purchasers of the private units as described in the immediately preceding sentence, we will first offer each of them the right to assume all, or participate in part, of the obligations pursuant to such more favorable arrangement, pro rata with the other purchasers, on the same terms as we offer such new investor. If any of the above-referenced purchasers does not indicate its intention to assume all, or participate in part, of the obligations of such more favorable arrangement within three business days, we shall be free to offer such more favorable arrangement to any new investor we wish.

The holders of the private placement units have also agreed that if, in order to consummate any initial business combination, the holders of insider shares or private placement units are required to contribute back to Harmony’s capital a portion of any such securities for cancellation, they will do so in accordance with the terms of the subscription agreements entered into to purchase the private placement units.

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10b5-1 Plan

Eric S. Rosenfeld has agreed to enter into an agreement in accordance with the guidelines of Rule 10b5-1 of the Exchange Act, pursuant to which he will place limit orders for an aggregate of up to $500,000 of our common stock commencing two business days after we file a Form 8-K disclosing all material information relating to our initial business combination and ending on the record date for the stockholder meeting at which such initial business combination is to be approved, or earlier in certain circumstances as described in the limit order agreement. These limit orders will require Mr. Rosenfeld to purchase any shares of our common stock offered for sale (and not purchased by another investor) at or below a price equal to the per-share amount held in our trust account as reported in such Form 8-K, until the earlier of (1) the expiration of the buyback period or (2) the date such purchases reach $500,000 in total. We will provide at least twenty business days between the beginning of the buyback period and the record date for the stockholder meeting for such initial business combination. It is intended that the purchases will satisfy the conditions of Rule 10b-18(b) under the Exchange Act to the extent possible and the broker’s purchase obligation will otherwise be subject to applicable law, including Regulation M under the Exchange Act, which may prohibit or limit purchases pursuant to the limit order agreement in certain circumstances. Any buyback shares purchased by Mr. Rosenfeld pursuant to this arrangement will be voted in favor of a proposed business combination. Additionally, Mr. Rosenfeld has agreed not to convert any buyback shares into the right to receive a pro rata portion of the funds held in the trust account or transfer, assign or sell any buyback shares (except to the same permitted transferees as the insider shares and provided the transferees agree to the same transfer restrictions) until (A) the earlier of one year after the completion of our initial business combination and the date on which the closing price of our common stock exceeds $12.50 for any 20 trading days within a 30-trading day period following the completion of our initial business combination with respect to 50% of the buyback shares and (B) one year after the completion of our initial business combination with respect to the remaining 50% of the buyback shares. As of the date of this proxy statement, no shares have been purchased under this arrangement.

Promissory Notes

The Company issued a $50,000 principal amount unsecured promissory note to Eric S. Rosenfeld, the Company’s Chief Executive Officer and an initial stockholder, on May 30, 2014. The note was non-interest bearing and payable on the earlier of (i) May 31, 2015, (ii) the consummation of the IPO or (iii) the date on which the Company determined not to proceed with the IPO. This loan became payable upon the consummation of the IPO and was paid to Mr. Rosenfeld in April 2015.

In order to meet our working capital needs, our initial stockholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $500,000 of the notes may be converted upon consummation of our business combination into additional Private Placement Units at a price of $10.00 per unit. If we do not complete a business combination, the loans would not be repaid.

On each of November 21, 2016, February 6, 2017 and March 1, 2017, we issued a $60,000 convertible promissory note to Eric S. Rosenfeld to evidence a loan made by him to us on such dates. The loans are unsecured, non-interest bearing and are payable at the consummation of our business combination. Upon consummation of a business combination, the principal balance of the notes may be converted, at Mr. Rosenfeld’s option, into private placement units at a price of $10.00 per unit. If Mr. Rosenfeld converts the entire principal balance of the convertible promissory notes, he would receive 18,000 units. If a business combination is not consummated, the notes will not be repaid by us and all amounts owed thereunder by us will be forgiven except to the extent that we have funds available outside of the trust account.

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Registration Rights

The holders of the insider shares, as well as the holders of the private placement units (and all underlying securities) and any securities our initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us, are entitled to registration rights pursuant to an agreement signed in connection with the IPO. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. In addition, Cantor Fitzgerald & Co. is entitled to make up to one demand that we register securities held by Cantor. The holders of the majority of the insider shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these shares of common stock are to be released from escrow. The holders of a majority of the private placement units and Cantor, or holders of securities issued in payment of working capital loans made to us can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Financial Advisory Services

In connection with the IPO, we engaged Canaccord Genuity Inc. (“Canaccord Genuity”) to provide us with certain financial advisory services in connection with a preliminary review of potential merger and acquisition opportunities. In consideration of such services, we paid Canaccord Genuity a fee of $135,000 in cash upon consummation of the IPO. Eric Rosenfeld’s son is an employee of Canaccord Genuity.

Administrative Service Fee

We presently occupy office space provided by Crescendo Advisors II, LLC, an entity controlled by Eric S. Rosenfeld. Such entity has agreed that until the earlier of our consummation of a business combination or the liquidation of the trust account, it will make such office space, as well as general and administrative services including utilities and administrative support, available to us as may be required by us from time to time. We pay an aggregate of $12,500 per month for such services.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, officers and persons owning more than 10% of the Company’s common stock to file reports of ownership and changes of ownership with the SEC. Based on its review of the copies of such reports furnished to the Company, or representations from certain reporting persons that no other reports were required, the Company believes that all applicable filing requirements were complied with during the fiscal year ended December 31, 2016.

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The Annual Meeting

Date, Time and Place.  The annual meeting of the Company’s stockholders will be held at 10:00 a.m., EST on March 27, 2017, at the offices of the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 11th Floor, New York, New York 10174.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the annual meeting, if you owned Company common stock at the close of business on March 7, 2017, the record date for the annual meeting.   At the close of business on the record date, there were 15,084,750 outstanding shares of Company common stock each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation.  Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the annual meeting.  No recommendation is being made as to whether you should elect to convert your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the annual meeting.

The Company has hired MacKenzie Partners Inc. to assist in the proxy solicitation process for this annual meeting and for the meeting the Company will hold in connection with any proposed business combination. The Company will pay that firm a fee of $15,000 plus disbursements for its services for these two meetings.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the Extension Amendment. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment.  On the record date, directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote 3,026,250 insider shares and 508,500 private shares representing approximately 23.4% of the Company’s issued and outstanding common stock.

In addition, the Company’s directors, executive officers and their affiliates may choose to buy shares of Company public common stock in the open market and/or through negotiated private purchases.  In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment proposal and elected to convert their shares into a portion of the trust account.  Any shares of Company public common stock purchased by affiliates will be voted in favor of the Extension Amendment proposal and the nominee for election under the Director Election proposal.

For the Director Election Proposal, the nominee that receives the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as director. “Plurality” means that the individual who receives the largest number of votes cast “FOR” is elected as director. Consequently, abstentions and broker non-votes will not have any effect on the election.

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Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder.  These interests include, among other things:

●	If the Extension Amendment is not approved and we do not consummate a business combination by March 27, 2017 as contemplated by our IPO prospectus and in accordance with our charter, the 3,026,250 shares of common stock held by the Company’s officers, directors and affiliates and their permitted transferees, which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 508,500 private placement units that were acquired simultaneously with the IPO for an aggregate purchase price of $5,085,000 (as they will expire). Such common stock and units had an aggregate market value of approximately $36,141,000 based on the last sale price of $10.195 and $10.40 of the common stock and units, respectively, on Nasdaq on March 7, 2017;

●	Eric Rosenfeld has loaned Harmony an aggregate of $205,000. The loans are non-interest bearing and are payable at the consummation of a business combination. Furthermore, Mr. Rosenfeld and the other initial stockholders or their affiliates may loan additional funds to Harmony in the future on the same terms in order to meet Harmony’s working capital needs prior to the closing of a business combination. If Harmony fails to consummate a business combination, the loans will not be repaid and all amounts owed thereunder will be forgiven except to the extent that Harmony has funds available to it outside of its trust account to repay such amounts. Accordingly, Harmony will most likely not be able to repay these loans if a business combination is not completed. In addition, upon consummation of a business combination, $500,000 of these loans (including $180,000 of the $205,000 already loaned by Mr. Rosenfeld) are convertible at the election of the holder into additional private units at a conversion price of $10.00 per unit. Accordingly, if a business combination is not consummated, Harmony’s initial stockholders also will lose the opportunity to acquire up to an additional 50,000 units, which would have an aggregate market value of $520,000 based on the last sale price of $10.40 of the units on Nasdaq on March 7, 2017.

●	In connection with the IPO, Eric S. Rosenfeld, the Company’s Chief Executive Officer, has agreed that he will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	If Harmony is unable to complete a business combination within the required time period, it will pay the costs of any subsequent liquidation from its remaining assets outside of the trust account. If such funds are insufficient, Mr. Rosenfeld has agreed to pay the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $15,000) and has agreed not to seek repayment for such expenses.

●	The Company’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations.

Additionally, if the Extension Amendment is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.  THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD CONVERT YOUR PUBLIC SHARES.

THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE CLASS A DIRECTOR NOMINEE.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our officers, directors and senior advisors; and

●	all our officers and directors as a group.

As of the record date, there were a total of 15,084,750 shares of common stock (including 11,500,000 public shares).  Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class

Eric S. Rosenfeld	1,704,508	(2)	11.3%
David D. Sgro	313,494		2.1%
Thomas Kobylarz	60,827		*
John P. Schauerman	22,500		*
Adam J. Semler	22,500		*
Leonard B. Schlemm	179,700		1.2%
All directors and executive officers as a group (six individuals)	2,303,529		15.3%
Fir Tree Inc.(3)	1,184,920		7.9%
Polar Securities Inc.(4)	1,467,975	(5)	9.7%
Davidson Kempner Capital Management LP(6)	925,000		6.1%
The K2 Principal Fund, L.P.(7)	1,540,000		10.2%
Karpus Management, Inc.(8)	1,850,031		12.3%
Hudson Bay Capital Management, L.P.(9)	1,000,000		6.6%
TD Asset Management Inc.(10)	918,200		6.1%
Covalent Partners LLC(11)	810,000		5.4%

*Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Harmony Merger Corp., 777 Third Avenue, 37th Floor, New York, New York 10017.
(2)	Includes 90,000 shares held by the Rosenfeld Children’s Successor Trust, a trust established for Mr. Rosenfeld’s children.

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(3)	The business address of Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017. Information derived from a Schedule 13G filed on February 16, 2016.
(4)	The business address of Polar Securities Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Information derived from a Schedule 13G/A filed on February 9, 2017.
(5)	Includes shares of common stock held by North Pole Capital Master Fund, for which Polar Securities Inc. serves as investment manager.
(6)	The business address of Davidson Kempner Capital Management LP is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022. Information derived from a Schedule 13G filed on April 2, 2015.
(7)	The business address of The K2 Principal Fund, L.P. is 2 Bloor St West, Suite 801, Toronto, Ontario, M4W 3E2. Information derived from a Schedule 13G filed on April 23, 2015.
(8)	The business address of Karpus Management, Inc. is 183 Sully’s Trail, Pittsford, New York 14534. Information derived from a Schedule 13G/A filed on February 14, 2017.
(9)	The business address of Hudson Bay Capital Management, L.P. is 777 Third Avenue, 30th Floor, New York, New York 10017. Information derived from a Schedule 13G filed on January 30, 2017.
(10)	The business address of TD Asset Management Inc. is Canada Trust Tower, BCE Place, 161 Bay Street, 35th Floor, Toronto, Ontario, M5J 2T2. Information derived from a Schedule 13G/A filed on February 10, 2017.
(11)	The business address of Covalent Partners LLC is 930 Winter Street, Suite 2800, Waltham, MA 02451. Information derived from a Schedule 13G filed on February 12, 2016.

All of the insider shares have been placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the insider shares, the earlier of one year after the date of the consummation of our initial business combination and the date on which the closing price of our shares of common stock equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the insider shares, one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

During the escrow period, the holders of these shares will not be able to sell or transfer their securities except (i) for transfers to an entity’s members upon its liquidation, (ii) to relatives and trusts for estate planning purposes, (iii) by virtue of the laws of descent and distribution upon death, (iv) pursuant to a qualified domestic relations order, (v) by certain pledges to secure obligations incurred in connection with purchases of our securities, (vi) by private sales made at or prior to the consummation of a business combination at prices no greater than the price at which the shares were originally purchased or (vii) to us for no value for cancellation in connection with the consummation of our initial business combination, in each case (except for clause (vii)) where the transferee agrees to the terms of the escrow agreement, but will retain all other rights as our stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If we are unable to effect a business combination and liquidate the trust account, none of our initial stockholders will receive any portion of the liquidation proceeds with respect to their insider shares.

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STOCKHOLDER PROPOSALS

If the Extension Amendment proposal is approved, the Company’s 2017 annual meeting of stockholders will likely be held on or about July 27, 2017, unless the date is changed by the Company’s board of directors.  If you are a stockholder and you want to include a proposal in the proxy statement for the year 2017 annual meeting, you need to provide it to the Company by no later than approximately April 27, 2017.  You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2017 annual meeting, under the Company’s bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the annual meeting date (or between April 28, 2017 and May 28, 2017, if the 2017 annual meeting is held on July 27, 2017).

If the Extension Amendment proposal is not approved, there will be no annual meeting in 2017.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement.  Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future.  Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future.  Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 777 Third Avenue, 37th Floor, New York, New York 10017.

WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.  You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.  The Company files its reports, proxy statements and other information electronically with the SEC.  You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov.  This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement.  Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document.  You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting us at the following address, telephone number or facsimile number:

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017
Tel: (212) 319-7676

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than March 7, 2017.

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ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

HARMONY MERGER CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being a duly authorized officer of HARMONY MERGER CORP. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.           The name of the Corporation is Harmony Merger Corp.

2.           The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on May 21, 2014, and an Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on March 23, 2015.

3.           This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

4.           This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with ARTICLE SIXTH of the Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware (the “GCL”).

5.           The text of the introductory paragraph of ARTICLE SIXTH is hereby amended and restated to read in full as follows:

The introduction and the following provisions (A) through (H) of this Article Sixth shall apply during the period commencing upon the filing of this Certificate of Incorporation and terminating upon the consummation of any “Business Combination” and may not be amended prior to the consummation of a Business Combination unless holders of at least 65% of the then outstanding Common Stock approve such amendment. If the Corporation seeks to amend such provisions prior to the consummation of a Business Combination, the Corporation will provide holders of IPO Shares (defined below) who do not approve of such amendment the opportunity to convert their IPO Shares into cash at the Conversion/Redemption Price (defined below); provided, however, that the calculation of such price shall be made as of the date which is two days prior to the record date for the meeting called in connection with any such vote. A “Business Combination” shall mean any merger, capital stock exchange, asset, stock purchase, reorganization or other similar business combination involving the Corporation and one or more businesses or entities (“Target Business”). The “Target Business Acquisition Period” shall mean the period from the effectiveness of the registration statement on Form S-1 (“Registration Statement”) filed with the Securities and Exchange Commission (“Commission”) in connection with the Corporation’s initial public offering (“IPO”) up to and including the first to occur of (a) a Business Combination or (b) July 27, 2017 (the “Termination Date”).

IN WITNESS WHEREOF, I have signed this Amendment to the Amended and Restated Certificate of Incorporation this [●] day of March, 2017.

Name:

Title:

PROXY

Harmony Merger Corp.

777 Third Avenue, 37th Floor

New York, New York 10017

ANNUAL MEETING OF STOCKHOLDERS

MARCH 27, 2017

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

HARMONY MERGER CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

MARCH 27, 2017

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated March 13, 2017, in connection with the Annual Meeting to be held at 10:00 a.m. EST on March 27, 2017 at the offices of Graubard Miller, 405 Lexington Avenue, New York, New York 10174, and hereby appoints Eric S. Rosenfeld, David D. Sgro and Thomas Kobylarz, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock, of Harmony Merger Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present.  Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING OF PROPOSAL 1 BELOW AND “FOR” THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 2 BELOW.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND A VOTE “FOR” THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 2 BELOW.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on March 27, 2017: This notice of meeting and the accompany proxy statement are available at http://www.cstproxy.com/harmonymergercorp/2017.

Proposal 1 –Extension of Corporate Life

Amend the Company’s amended and restated certificate of incorporation to extend the date that the Company has to consummate a business combination to July 27, 2017.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 2 –Election of Director

To elect the following director in Class A (to serve until 2020 or until his successor is elected and qualified or his earlier resignation or removal)

Leonard B. Schlemm

FOR ☐	WITHHELD ☐

Only if you hold shares of the Corporation’s common stock issued in the Corporation’s initial public offering, or public shares, may you exercise your conversion rights with respect to all or a portion of your public shares by marking the “Exercise Conversion Right” box below and indicating how many public shares for which you are exercising such conversion rights in the space provided.  If you exercise your conversion rights, then you will be exchanging the indicated number of your public shares for cash and you will no longer own such public shares.  You will only be entitled to receive cash for those public shares if you tender your stock certificates representing such converted public shares to the Corporation’s duly appointed agent PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE CONVERSION RIGHTS ☐

CONVERT _____________ PUBLIC SHARES OF THE CORPORATION

Dated:	__________________ 2017

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon.  If stock is held in the name of more than one person, EACH joint owner should sign.  Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign.  Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY.  THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1 AND “FOR” THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.  THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.